Nature’s Sunshine Announces Leadership Transition Plan

Board Initiates CEO Search Process

Terrence Moorehead to Step Down as President and CEO, Once Successor Appointed

Company Reaffirms Full Year 2025 Outlook

LEHI, Utah, June 2, 2025 – Nature’s Sunshine Products, Inc. (Nasdaq: NATR) (“Nature’s Sunshine”) (the “Company”), a leading manufacturer of high-quality herbal and nutritional supplements, today announced that Terrence Moorehead has notified the Company’s Board of Directors (the “Board”) of his decision to step down as President and Chief Executive Officer, effective upon the appointment of a successor. At that time, Mr. Moorehead will also resign as a member of the Board of Directors.

The Nature’s Sunshine Board has initiated a comprehensive search process, with the assistance of a nationally recognized executive search firm, to identify the Company’s next President and Chief Executive Officer.

“Serving as CEO of Nature’s Sunshine for the past nearly seven years has been an incredible honor. I am extremely proud of our team’s accomplishments and the tremendous progress we’ve made strengthening fundamentals, revitalizing the brand, spearheading digital initiatives and driving customer growth,” said Mr. Moorehead. “Having improved our competitiveness and built a foundation for long-term profitable growth, I am confident that Nature’s Sunshine is poised to capitalize on the large and steadily growing market opportunity that lies ahead.”

“On behalf of the Board, I extend my sincere gratitude to Terrence for his leadership of Nature’s Sunshine since 2018,” said Heidi Wissmiller, Chairman of the Board. “During his tenure, Terrence has guided the Company through significant global uncertainty, providing Nature’s Sunshine with a strong foundation and setting it up for its next chapter of growth. With a robust product portfolio, upgraded digital capabilities and a fully integrated business model, we are well-positioned to accelerate our journey towards a digitally enabled field organization and omnichannel business that delivers on our brand promise to consumers and drives value for our shareholders. We are pleased that Terrence will stay on in his role as we conduct a search for the Company’s next CEO.”

Today Nature’s Sunshine also reiterated its previously announced outlook for full year 2025 net sales and adjusted EBITDA.

About Nature’s Sunshine
Nature’s Sunshine Products (Nasdaq: NATR), a leading natural health and wellness company, markets and distributes nutritional and personal care products in more than 40 countries. Nature’s Sunshine manufactures most of its products through its own state-of-the-art facilities to ensure its products continue to set the standard for the highest quality, safety, and efficacy on the market today. Additional information about the company can be obtained at its website, www.naturessunshine.com.

Forward-Looking Statements

This press release contains forward-looking statements regarding the Company’s future business expectations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to our objectives, plans, strategies and financial results, including expected improvements in gross profit and gross margin. All statements (other than statements of historical fact) that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made in light of our experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, include, but are not limited to the transition of leadership of the Company having a negative effect on the Company’s future business expectations, and the risks associated with searching for a successor President and Chief Executive Officer taking longer than intended or not meeting the Board’s expectations. These and other risks and uncertainties that could cause actual results to differ from predicted results are more fully detailed under the caption “Risk Factors” in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports filed on Form 10-Q. All forward-looking statements speak only as of the date of this press release and are expressly qualified in their entirety by the cautionary statements included in or incorporated by reference into this press release. Except as is required by law, the Company expressly disclaims any obligation to publicly release any revisions to forward-looking statements to reflect events after the date of this press release.

Contacts

Investor Relations
Gateway Group, Inc. Cody Slach 1-949-574-3860 NATR@gateway-grp.com